                                                                    EXHIBIT 4.15

      The following document is a translation provided for the convenience of our English speaking readers.

                            TRADEMARK SALES AGREEMENT


BETWEEN:

VIVENDI UNIVERSAL PUBLISHING, a French societe anonyme with capital of EUR 96,031,260, having its registered office at 31 rue du Colisee, 75008 Paris (France), registered with the Commercial and Companies Registry of Paris under the number 324 992 635,

Represented herein by Mrs. Agnes Touraine, acting in her capacity as Chief Executive Officer,

Hereinafter referred to as the "The Seller"


                                                              As the First Party

AND:

HAVAS ADVERTISING, a French societe anonyme with capital of EUR 121,557,102.80, having its registered office at 84 rue de Villiers, 92300 Levallois (France), registered with the Commercial and Companies Registry of Nanterre under the number 335 480 265,

Represented herein by Mr. Alain de Pouzilhac, acting in his capacity as Chief Executive Officer,

Hereinafter referred to as the "The Buyer"


                                                             As the Second Party

Hereinafter referred to together as the "Parties".


AS WITNESSED BY:

VIVENDI UNIVERSAL, a French societe anonyme with capital of EUR
5,969,135,661.50, having its registered office at 42 avenue Friedland, 75008 Paris (France), registered with the Commercial and Companies Registry of Paris under the number 343 134 763,

Represented by Mr. Gilbert Klajnman, acting in his capacity as General Counsel, duly authorized for such purposes.

                                    RECITALS
                                    --------

WHEREAS pursuant to the sale of the Havas Conseil trade name by Euro Rscg Worldwide (now Havas Advertising) to Havas S.A. (now Vivendi Universal Publishing) on December 22, 1995, Havas S.A. registered the Havas Advertising word trade name on April 17, 1996 and an image mark (H image mark) on April 18, 1996.

WHEREAS Havas S.A. being a shareholder of Havas Advertising, the Parties entered into a license agreement relating to above trade name and image mark, which were used, as for the trade name, as the corporate title by Havas Advertising.

WHEREAS since June 6, 2001, Vivendi Universal Publishing (formerly Havas S.A.) is no longer a shareholder of Havas Advertising. The latter wishing to use, throughout its entire Group, the name Havas, the Parties agreed to sell to Havas Advertising a series of image marks and trade names that include the word Havas.



NOW, THEREFORE, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:
----------------------------------------------------------


ARTICLE 1 - OBJECT AND PURPOSE OF THE AGREEMENT

The Seller hereby sells to the Buyer, who accepts, subject to the right to withdrawal provided for in article 6 hereinbelow, a series of trademarks or trademark registration applications, hereinafter referred to as the "Trademarks", the list of which (annex 1) is annexed hereto.

The Seller agrees to ensure that the companies of the Havas Group, whose corporate title still includes the name Havas, stop using such name, in any form whatsoever, and remove the trademarks listed in annex 2 hereto, within six (6) months after the final completion of the sale. The Seller furthermore agrees to remove all trademarks including the name Havas that are not mentioned in annexes 1 and 3 hereof but brought to the attention of any Party hereto after the signing hereof.

The Buyer acknowledges and accepts that the following rights granted to third parties by the Seller's Group exist and are exercised:

- the right granted to Potel & Chabot to use the "Espace Charles-Louis Havas" trade name, the reception center thus named is in the office building located at 136 avenue Charles de Gaulles in Neuilly-sur-Seine;

- the right contributed to Agence Havas Marocaine to use the name "Havas Agence" in Morocco.

Furthermore, and to avoid any risk of confusion with business conducted over the past few years by the Seller's Group under the Havas trade name and its different variations, the Buyer agrees, from the date hereof and until June 30, 2003, not to use directly or indirectly:

- the Havas Carriere, Havas Dom, Havas Interactive, Havas Intermediation, Havas International Media, Havas Media Communication, Havas Media Regions, Havas On Line, Havas Overseas trade names;

- any of the Trademarks in the following fields: publishing books, newspapers and magazines; developing multimedia products or services with entertainment, educational, cultural or personnel management content. It is however noted that this obligation shall not apply to the publishing print advertising materials, advertising, internal or institutional communication documents and/or products by the Buyer on behalf of its customers in connection with its communications consulting business.


ARTICLE 2 - HAVAS VOYAGES TRADEMARKS

Vivendi Universal and the Seller shall retain full and absolute ownership of the Havas Voyages trademark and of various trademarks the list of which is set forth in annex 3 hereto (the "Havas Voyages Trademarks").

The Havas Voyages Trademarks are currently licensed to American Express France under the terms of a license agreement which ends on June 30, 2004.

It is expressly agreed that Vivendi Universal and Vivendi Universal Publishing shall reserve all rights to extend or renew such franchise, upon or prior to expiration thereof, and with no limitation of the term or the number of successive renewals, or even to transfer title to said trademarks to a company/companies or groups of companies that use them or will use them.

It is furthermore expressly agreed that, prior to any transfer of title to the Havas Voyages Trademarks to any private person or corporation other than the company/companies or group of companies that use them or will, Vivendi Universal and Vivendi Universal Publishing agrees to remove the Havas Voyages Trademarks from classes 16, 35 and 38. It is however noted that such removal shall not prevent the buyer or the franchisee of the Havas Voyages Trademarks, in connection with business that comes under class 39, to use the Havas Voyages Trademarks on tangible or intangible media, which by their nature come under classes 16, 35 or 38, such as, for example, paper or on-line travel brochures or catalogues, except for any business likely to compete with the Buyer's business.

It is moreover agreed:

- that the Seller shall retain ownership of the Havas word trade names (French registration number 134353, international registration number R 325741, Spanish registration number 544692, Greek registration number 113781, Japanese registration number 3039408, European Community registration number 00831503) for class 39 services, for the purpose of protecting or defending, if necessary, its rights and those of Vivendi Universal with respect to the Havas Voyages Trademarks;

- that Vivendi Universal and Vivendi Universal Publishing agrees not to sell or license the Havas Voyages Trademarks to any person plainly liable to damage or undermine the image or reputation of the Havas trade name.

- that the Seller shall, before final completion of the sale, remove all the Trademarks from class 39, and that, failing this, the Buyer shall cause them to be removed as quickly as possible after the final completion of the sale;

- that the Buyer agrees not to use directly or indirectly the Havas trade name, alone or combined with other elements, to conduct, in France or abroad, travel or tourist agent business, be it in developing, organizing and selling for business or private individual travelers and, in particular, taking orders, reservations or bookings, issuing and selling travel tickets, consulting business in connection with such activities, developing, organizing and selling travel service, flat-rate travel and tour operator business.


ARTICLE 3 - REPRESENTATIONS OF THE SELLER

The Seller hereby represents that it is the sole and only holder and owner of the Trademarks.

The Seller hereby represents that it has good title to the Trademarks, that it granted no license thereto, no lien, no right of pledge, and no other right on the Trademarks other than as described in Article 1 hereinabove and that it is in a position to sell them freely.

The Seller here represents that there is no dispute over the ownership of the Trademarks, that it has always had undisputed possession thereof, and that nothing, to the best of its knowledge, obstructs their sale to and/or use by the Buyer.


ARTICLE 4 - DISPUTES RELATING TO THE TRADEMARKS

The Buyer shall have the right to assume, takeover or pursue, on its own behalf, at its risks and for its benefit, as plaintiff as well as defendant, all rights, pending cases, proceedings or action relating to the Trademarks, including the right to sue in the event of any past or future infringement of the trademarks.


ARTICLE 5 - PRICE

This sale is made at the price of thirty million French Francs (FF 30,000,000), or four million five hundred seventy three thousand four hundred and seventy Euros and seventy cents (EUR 4,573,470.50), to be paid by the Buyer as follows: three annual payments of ten million French francs (FF 10,000,000), or one million five hundred twenty four thousand four hundred and ninety Euros and ten cents each. Such annual payments shall be paid on June 30, 2002, June 30 2003 and June 30, 2004.

The breakdown in the sale price between the Trademarks used and the Trademarks that are not presently used shall be done, as the case may be, by the Buyer under its sole responsibility.

The undersigned Parties hereby affirm, under penalty provided for under Section 8 of the Law of April 18, 1918 (French Tax Code, section 1837) that this Agreement reflects and includes the full price agreed.

ARTICLE 6 - RIGHT TO WITHDRAWAL

It is expressly agree by and between the Parties that this Agreement shall carry a right to withdrawal granted until March 31, 2002 to the Buyer, who reserves the right to modify its current corporate title Havas Advertising.

The sale and transfer of title shall thus become final on April 1/st/, 2002, failing notice given before such date, by the Buyer sending a registered letter with return receipt requested to the Seller that it has decided to exercise the said right to withdrawal.

This right to withdrawal is given to the Buyer that alone can forswear it and proceed with the acquisition before April 1/st/, 2002.

Trademark License
In the event that the Buyer, having resolved not to keep the name Havas Advertising, exercises its right to withdrawal, the Buyer shall receive as exit formalities and pursuant to the trademark license agreement entered into between the Parities on January 1/st/ 2001, and that will be extended for the period from January 1/st/ to March 31/st/ 2002, compensation equal to one-fourth (1/4) of the license fee for the year 2001, namely five hundred thousand French francs (FF 500,000), or seventy six thousand two hundred twenty four Euros and fifty cents (EUR 76,224.50), payable on March 31, 2002.

Such compensation shall not become due any payable if the Buyer does not exercise its right to withdrawal and, consequently, if the sale becomes final.


ARTICLE 7 - DOCUMENTATION AND FORMALITIES

Once the sale shall become final:

- the Seller shall deliver to the Buyer, as quickly as possible, all documentation and information relating to the Trademarks in its possession or in the possession of its subsidiaries, advisors or representatives.

- the Seller shall perform, at its expenses and without delay, with the relevant government agencies or bodies, all formalities required to transfer title and change the corporate title prior to the sale made hereunder and all formalities to be carried out in connection with the sale made hereunder.


ARTICLE 8 - GOVERNING LAW

This Agreement is governed by the laws of France.


ARTICLE 9 - DISPUTES AND CONSENT TO JURISDICTION

Any disputes arising from the interpretation and/or the performance of this Agreement, and its related documentation, shall be resolved amicable settlement, if necessary, with the help of their respective counsels.

In the event that the Parties are unable to reach an agreement within one month from the day the Parties meet or attempted to meet by sending a letter of invitation by registered mail with return receipt requested to the registered office of the Parties, as indicated on the first page hereof, the dispute shall be submitted to the District Court (Tribunal de Grande Instance) of Paris.


ARTICLE 13 - PUBLICATION

All authority shall be given to the bearer of an original of this Agreement to request or perform all formalities, filings, publications, declarations and references, wherever required, with any government agency or body, as necessary, once the sale has become final.

The Parties shall provide any assistance and supported requested, in particular by executing the necessary legal instruments, in particular any certificate, attestation or affidavit confirming the sale required for the purpose of such formalities.

The costs related to such formalities shall be borne by the Buyer.



Executed in three original counterparts


In Paris, on this 5/th/ day of December 2001



                (signature)                                 (signature)
                The Seller                                  The Buyer

                                Vivendi Universal
                                   (signature)

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
                      Date                                                                         List of    List of
     Mark          (original)  Filing #   Registration # Expiration Particulars                    classes    countries Observations
------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 10/10/1996  664 964     664 964       10/10/2006 Registration with the          16, 35, 42.  CN,CH.
                                                                    International Office in Geneva



------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 10/16/1996  13028/1996  B 11298/1998  10/152006  National Foreign Registration  16.          HK.



------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 10/16/1996  13029/1996  B 11299/1998  10/15/2006 National Foreign Registration  35.          HK.



------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 10/18/1996  720022      720022        10/18/2006 National Foreign Registration  16, 35.      AU.



------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 09/04/1998  8-116688    4184010       09/04/2008 National Foreign Registration  16.          JP.



------------------------------------------------------------------------------------------------------------------------------------


                                  Page 1 de 20

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 10/09/1998 8-116689    4196088      10/09/2008  National Foreign Registration  35.                 JP.



------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 10/17/1996 S/11307/96  IN PROGRESS              National Foreign Registration  16.                 SG.



------------------------------------------------------------------------------------------------------------------------------------
H (new image mark)            S/11308/96  IN PROGRESS              National Foreign Registration  35.                 SG.



------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 08/24/1999 824.983     514997       08/24/2014  National Foreign Registration  9, 16, 35, 36,      CA. To be
                                                                                                  38, 39, 41, 42.         removed
                                                                                                                          from
                                                                                                                          class 39
------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 04/18/1996 96/621723   96/621723    04/18/2006  Registration in France         9, 16, 35, 36, 38,  FR. To be
                                                                                                  39, 41, 42.             removed
                                                                                                                          from
                                                                                                                          class 39
------------------------------------------------------------------------------------------------------------------------------------

                                  Page 2 de 20

                                                                    Annexe 1
------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 10/10/1996  000394700  000394700     10/10/2006  National Foreign Registration    9, 16, 35, 36, 38, UE.
                                                                                                     39, 41, 42.

------------------------------------------------------------------------------------------------------------------------------------
H (new image mark) 08/222000   75/568009  2 378 620     08/21/2010  National Foreign Registration    16, 35, 42.        US.

------------------------------------------------------------------------------------------------------------------------------------
H HAVAS DOM        12/23/1998  1521584    1521584       12/23/2008  Registration in France           16, 35, 36, 38,    FR.
                                                                                                     39, 41, 42.

------------------------------------------------------------------------------------------------------------------------------------
H HAVAS DOM        06/23/1989  540951     540951        06/23/2009  Registration with the            16, 35, 36, 38,    AT,BX,ES,
                                                                    International Office in          39, 41, 42.        IT,LI,MC,
                                                                    Geneva                                              PT,DE,SM,CH.


------------------------------------------------------------------------------------------------------------------------------------
HAVAS                          11425-99   IN PROGRESS               National Foreign Registration    16.                VE.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------
H (new image mark)    To be removed from class 39

--------------------------------------------------------
H (new image mark)    AFFIDAVIT BETWEEN 08/22/2205
                      AND 08/22/2006

--------------------------------------------------------
H HAVAS DOM           To be removed from class 39

--------------------------------------------------------
H HAVAS DOM           Switzerland: protection
                      limited to class 16 - Portugal:
                      DIU not registered

                      To be removed from class 39

--------------------------------------------------------
HAVAS

--------------------------------------------------------

                                  Page 3 de 20

                                                                           Annexe 1
------------------------------------------------------------------------------------------------------------------------------------
HAVAS                         11424-99       IN PROGRESS                    National Foreign Registration      9.       VE.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS                         11426-99       IN PROGRESS                    National Foreign Registration      38.      VE.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS        12/24/1998       311069         311069          12/23/2005     National Foreign Registration      9.       NZ.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS        07/01/2000       88029463       00125860        06/30/2010     National Foreign Registration      41.      TW.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS                         314.005        IN PROGRESS                    National Foreign Registration      16.      UY.

------------------------------------------------------------------------------------------------------------------------------------

                                  Page 4 de 20

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
HAVAS              452.568      IN PROGRESS             National Foreign Registration      16.       CL.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS              452.567      IN PROGRESS             National Foreign Registration      9.        CL.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS              2 225 707    IN PROGRESS             National Foreign Registration      41.       AR.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS              452.569      IN PROGRESS             National Foreign Registration      38.       CL.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS              399096       IN PROGRESS             National Foreign Registration      38.       TH.      SOTEPLAC IS THE
                                                                                                              OWNER OF THE TRADEMARK
------------------------------------------------------------------------------------------------------------------------------------

                                  Page 5 de 20

                                    Annexe 1

-----------------------------------------------------------------------------------------------------------------------------------
HAVAS               399097     IN PROGRESS              National Foreign Registration   41.             TH.  SOTEPLAC IS THE
                                                                                                             OWNER OF THE TRADEMARK
------------------------------------------------------------------------------------------------------------------------------------
HAVAS               1 019 931  IN PROGRESS              National Foreign Registration   9, 16, 38, 41.  CA.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS  16/04/2001   88029462   00936376     15/04/2011  National Foreign Registration   38.             TW.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS               88029461   IN PROGRESS              National Foreign Registration   16.             TW.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS               88029460   IN PROGRESS              National Foreign Registration   9.              TW.

------------------------------------------------------------------------------------------------------------------------------------

                                  Page 6 de 20

                                                               Annexe 1
------------------------------------------------------------------------------------------------------------------------------------
HAVAS    18/02/1996  1343153        1343153     18/02/2006  Registration in France          16, 35, 36, 38, 41, 42.  FR.   RENEWAL

------------------------------------------------------------------------------------------------------------------------------------
HAVAS    14/06/1999  311072         311072      13/06/2006  National Foreign Registration   41.                      NZ.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS    14/06/1999  311071         311071      13/06/2006  National Foreign Registration   38.                      NZ.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS                311070         IN PROGRESS             National Foreign Registration   16.                      NZ.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS                7872/1999      IN PROGRESS             National Foreign Registration   16.                      HK.

------------------------------------------------------------------------------------------------------------------------------------

                                  Page 7 de 20

                                                             Annexe 1
------------------------------------------------------------------------------------------------------------------------------------
HAVAS    22/08/1986  R325741   R325741      22/08/2006  Registration with the  16, 35, 36,   DE,AT,BX,EG,ES,HU,IT,LI,
                                                        International Office   38, 41, 42.   MA,MC,PT,RO,SM,CH,YU,
                                                        in Geneva                            TN,RE,SQ,CE,SI.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS                314.004   IN PROGRESS              National Foreign       9, 38, 41.    UY.
                                                        Registration

------------------------------------------------------------------------------------------------------------------------------------
HAVAS    10/06/1997  544693    544693       10/05/2007  National Foreign       41.           ES.                          RENEWAL
                                                        Registration

------------------------------------------------------------------------------------------------------------------------------------
HAVAS    10/06/1997  544689    544689       10/05/2007  National Foreign       35.           ES.                          RENEWAL
                                                        Registration

------------------------------------------------------------------------------------------------------------------------------------
HAVAS    06/10/1997  544690    544690       05/10/2007  National Foreign       36.           ES.                          RENEWAL
                                                        Registration

------------------------------------------------------------------------------------------------------------------------------------

                                  Page 8 de 20

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
HAVAS     10/06/1997    544694       544694       10/05/2007     National Foreign Registration     42.            ES.    RENEWAL





------------------------------------------------------------------------------------------------------------------------------------
HAVAS     10/06/1997    544691       544691       10/05/2007     National Foreign Registration     38.            ES.    RENEWAL





------------------------------------------------------------------------------------------------------------------------------------
HAVAS     04/20/1993    113781       113781       01/20/2003     National Foreign Registration     35, 41, 42.    GR.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS     05/31/1996    4/282472     3154417      05/31/2006     National Foreign Registration     35.            JP.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS     09/29/1995    4/282471     3077293      09/29/2005     National Foreign Registration     41.            JP.





------------------------------------------------------------------------------------------------------------------------------------

                                  Page 9 de 20

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
HAVAS                   452.570     IN PROGRESS                  National Foreign Registration    41.                   CL.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS                   7873/1999   IN PROGRESS                  National Foreign Registration    38.                   HK.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS                   7874/1999   IN PROGRESS                  National Foreign Registration    41.                   HK.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS     12/24/1998    98/766164   98/766164       12/23/2008   Registration in France           9, 28, 38, 41, 42.    FR.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS                   797486      IN PROGRESS                  National Foreign Registration    9, 16, 38, 41.        AU.





------------------------------------------------------------------------------------------------------------------------------------

                                 Page 10 de 20

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
HAVAS       T99/06254 G      IN PROGRESS              National Foreign Registration     9.                       SG.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS       821.743.449      IN PROGRESS              National Foreign Registration     9.                       BR.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS         2 225 706      IN PROGRESS              National Foreign Registration    38.                       AR.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS       821.743.457      IN PROGRESS              National Foreign Registration    38.                       BR.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS           99/1433      IN PROGRESS              National Foreign Registration    9, 16, 38, 41.            KR.





------------------------------------------------------------------------------------------------------------------------------------

                                 Page 11 de 20

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
HAVAS              821.743.430    IN PROGRESS                National Foreign Registration  41.           BR.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS              7871/1999      IN PROGRESS                National Foreign Registration  9.            HK.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS  09/26/1999  399094         121379       09/25/2009    National Foreign Registration  9.            TH.  SOTEPLAC IS THE OWNER
                                                                                                               OF THE TRADEMARK




------------------------------------------------------------------------------------------------------------------------------------
HAVAS              T99/06255 E    IN PROGRESS                National Foreign Registration  16.           SG.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS  05/06/1998  000831503      00831503     05/05/2008    National Foreign Registration  9, 16, 35,    UE.
                                                                                            36, 38, 41,
                                                                                            42.



--------------------------------------------------------------------------------------------------------- --------------------------

                                  Page 12 de 20

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
HAVAS                821.743.414  IN PROGRESS               National Foreign Registration    16.                BR.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS   12/30/1998   75/613419    IN PROGRESS               National Foreign Registration    9, 28, 38, 41, 42. US.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS   06/11/1999   723.717      723.717       06/10/2009  Registration with the            9, 16, 38, 41.     AL,AE,AZ,BA,
                                                            International Office in Geneva                      BG,CH,CN,CU,
                                                                                                                RE,DZ, EI,EG,
                                                                                                                GE,CE,HU,KE,
                                                                                                                KZ,KP,KA,LI,
                                                                                                                LR,LS,LH,LE,
                                                                                                                MA,MC,ME,MN,
                                                                                                                MZ,PL,RO,UR,
                                                                                                                SD,SI,SQ,SL,
                                                                                                                SM,SZ,TA,TR,
                                                                                                                OU,VN,YU.
------------------------------------------------------------------------------------------------------------------------------------
HAVAS                379839       IN PROGRESS               National Foreign Registration   9.                  MX.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS   06/21/1999   379837       617986        06/20/2009  National Foreign Registration   41.                 MX.





------------------------------------------------------------------------------------------------------------------------------------

                                 Page 13 de 20

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
HAVAS         06/21/1999      379840         617987          06/20/2009    National Foreign Registration     16.      MX.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS         06/21/1999      379838         617275          06/20/2009    National Foreign Registration     38.      MX.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS                         99.039323      IN PROGRESS                   National Foreign Registration     38.      CO.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS                         99.039320      IN PROGRESS                   National Foreign Registration     16.      CO.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS                         99.039324      IN PROGRESS                   National Foreign Registration     41.      CO.





------------------------------------------------------------------------------------------------------------------------------------

                                  Page 14 de 20

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
HAVAS                 99.039321      IN PROGRESS                National Foreign Registration            9.            CO.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS                 11427-99       IN PROGRESS                National Foreign Registration            41.           VE.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS                 99/10563       IN PROGRESS                National Foreign Registration            38.           ZA.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS                 2 225 705      IN PROGRESS                National Foreign Registration            16.           AR.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS                 2 225 704      IN PROGRESS                National Foreign Registration            9.            AR.





------------------------------------------------------------------------------------------------------------------------------------

                                  Page 15 de 20

                                    Annexe 1

------------------------------------------------------------------------------------------------------------------------------------
HAVAS          399095        IN PROGRESS      National Foreign Registration           16.            TH.       SOTEPLAC IS THE OWNER
                                                                                                               OF THE TRADEMARK




------------------------------------------------------------------------------------------------------------------------------------
HAVAS          99/10564      IN PROGRESS      National Foreign Registration           41.            ZA.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS          99/10562      IN PROGRESS      National Foreign Registration           16.            ZA.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS          99/10561      IN PROGRESS      National Foreign Registration           9.             ZA.





------------------------------------------------------------------------------------------------------------------------------------
HAVAS          90248         IN PROGRESS      National Foreign Registration           38, 41.        OA.





------------------------------------------------------------------------------------------------------------------------------------

                                  Page 16 de 20

                                                           Annexe 1
------------------------------------------------------------------------------------------------------------------------------------
HAVAS                         90247    IN PROGRESS            National Foreign      9, 16.              OA.
                                                              Registration

------------------------------------------------------------------------------------------------------------------------------------
HAVAS ADVERTISING  04/17/1996 96621537 96621537    04/17/2006 Registration in       9, 16, 35,          FR.
                                                              France                36, 38, 41, 42.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS CARRIERES    07/16/1992 92426968 92426968    07/16/2002 Registration in       16, 35, 42.         FR.       Stylized word mark
                                                              France

------------------------------------------------------------------------------------------------------------------------------------
HAVAS CONSEIL      08/04/1986 R318309  R318309     08/04/2006 Registration with the 16, 35.             DE,AT,BX,
                                                              International Office                      D.I.U. PORTUGAL
                                                              in Geneva                                 EG,ES,HU, ABANDONED
                                                                                                        IT,LI,MA,
                                                                                                        MC,RO,SM,
                                                                                                        CH,VN,YU,
                                                                                                        RE,SQ,CE,
                                                                                                        SI,TN.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS CONSEIL      12/10/1995 1334326  1334326     12/09/2005 Registration in       16, 35.             FR.       RENEWAL
                                                              France

------------------------------------------------------------------------------------------------------------------------------------

                                  Page 17 de 20

                                                           Annexe 1
------------------------------------------------------------------------------------------------------------------------------------
HAVAS CONSEIL      07/11/1992  338910     937793       07/11/2002  National Foreign Registration  35.             US.  RENEWAL

------------------------------------------------------------------------------------------------------------------------------------

HAVAS CONSEIL      03/23/1987  896925     896925       03/23/2001  National Foreign Registration  16.             GB.  RENEWAL

------------------------------------------------------------------------------------------------------------------------------------

HAVAS CONSEIL      12/04/1993  1294301    1294301      12/04/2007  National Foreign Registration  35.             GB.  RENEWAL

------------------------------------------------------------------------------------------------------------------------------------

HAVAS INTERACTIVE              75/645.596 IN PROGRESS              National Foreign Registration  9, 38, 41, 42.  US.

------------------------------------------------------------------------------------------------------------------------------------

HAVAS INTERACTIVE  02/04/1999  001073279  IN PROGRESS              National Foreign Registration  9, 38, 41, 42.  UE.

------------------------------------------------------------------------------------------------------------------------------------

                                  Page 18 de 20

                                                           Annexe 1
------------------------------------------------------------------------------------------------------------------------------------
HAVAS INTERACTIVE         09/12/1997  97/694814 97/694814  09/12/2007  Registration in France  9,38,41,42.      FR.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS INTERMEDIATION      05/23/1996  96626788  96626788   05/23/2006  Registration in France  9,16,35,36,38,   FR.    To be removed
                                                                                               39,41,42.               from class 39

------------------------------------------------------------------------------------------------------------------------------------
HAVAS INTERNATIONAL MEDIA 07/27/1993  1241941   1241941    07/27/2003  Registration in France  16,35,37,38,42.  FR.    RENEWAL

------------------------------------------------------------------------------------------------------------------------------------
HAVAS MEDIA COMMUNICATION 01/23/1996  96607041  96607041   01/23/2006  Registration in France  6,9,16,19,35,38, FR.
                                                                                               41,42.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS MEDIA REGIONS       01/09/1989  536986    536986     01/09/2009  Registration with the
                                                                       International Office in 16,35,38,41.     AT,BX,
                                                                       Geneva                                   ES,IT.

------------------------------------------------------------------------------------------------------------------------------------

                                  Page 19 de 20

                                                           Annexe 1
------------------------------------------------------------------------------------------------------------------------------------
HAVAS ON LINE     02/06/1997 97662415  97662415  02/06/2007 Registration in France         9,15,16,28,35,38,  FR.  To be removed
                                                                                           39,41,42                from class 39

------------------------------------------------------------------------------------------------------------------------------------
HAVAS OVERSEAS    04/05/1996 96/619803 96/619803 04/05/2006 Registration in France         6,9,16,19,35,38,   FR.  To be removed
                                                                                           39,41,42.               from class 39

------------------------------------------------------------------------------------------------------------------------------------
HAVAS OVERSEAS    06/15/1998 75/171686 2165166   06/16/2008 National Foreign Registration  35,38,41.          US.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS OVERSEAS    0612/1996  171       171       06/12/2003 National Foreign Registration  6,9,16,19.         IM.

------------------------------------------------------------------------------------------------------------------------------------
HAVAS STIMULATION 03/18/1993 93460073  93460073  03/18/2003 Registration in France         16,35,36,39,41,42. FR.

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

                                 Page 20 de 20

                                    ANNEXE 2

AGENCE HAVAS

       France, International

AVENIR HAVAS MEDIA

       International

ESPACE HAVAS (blue letters against a white background)

       France

EURAVAS

       France, International, United Kingdom

EXCLUSIVE HAVAS (stylized word)

       France

H (known as image mark 4)

       Canada

H (known as image mark 9)

       International, Canada, Denmark, Greece, Latvia

H (known as the new model)

       Japan

H HAVAS (known as image mark 1)

       China, Greece

H HAVAS (known as image mark 5)

       France, International, Canada, Denmark, United Kingdom, Ireland, Latvia

HAVAS  CONGRES

       France

H HAVAS EDITION ELECTRONIQUE (stylized word)

       France

HAVAS PUBLICATIONS EDITIONS

       France

HAVAS REGIES (stylized word)

       France, International

HAVATEL

       France

H (Havas Edition Electronique image mark)

       France, International

HMR - HAVAS MEDIA REGIONS  (stylized word)

       France, International

                                    * * * * *

                                     ANNEX 3


-   "HAVAS VOYAGES"
     -------------

----------------------------------------------------------------------------------------------------------------
         Registration Type                             Classes                 Date            Registration #
----------------------------------------------------------------------------------------------------------------
- France
  ------
  . original registration                          16, 35, 39, 41, 42         03/23/66              707469

  . renewed registrations                          16, 35, 39, 41, 42         03/09/76              952781

                                                   16, 35, 39, 41, 42         02/16/86             1343040

                                                   16, 35, 39, 41, 42         02/01/96             1343040

- International Office in Geneva
  ------------------------------
  . original registration                          16, 35, 39, 41, 42         08/22/66              319098

  . renewed registrations                          16, 35, 39, 41, 42         08/22/86             R319098


- National Foreign Registration                        35, 39, 41, 42
  -----------------------------

  . Greece                                             35, 39, 41, 42         04/26/93              113840

----------------------------------------------------------------------------------------------------------------


- "H"
   -

----------------------------------------------------------------------------------------------------------------
         Registration Type                             Classes                 Date            Registration #
----------------------------------------------------------------------------------------------------------------
Logo (black and white)
- France                                           16, 35, 36, 38, 39,        02/13/89             1530817
  ------
                                                   41, 42

- International Office in Geneva                   16, 35, 39, 41, 42         08/10/89              542652
  ------------------------------

- National Foreign Registrations
  ------------------------------

  .  Registration in the US                         39, 41, 42                12/10/91             1667868

  .  Registrations in the UK                        39, 41, 42                02/13/86         1395084/5/6
                                                    Renewal                   02/13/96         1395084/5/6

  .  Registration in Mauritius                      16                        08/08/89             A30

----------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
    .  Registration in Turkey                      16                         08/11/89              115589

    .  Registration in Canada                      39, 41, 42                 12/13/91              391520

    .  Registration in Tunisia                     39, 41, 42                 08/10/89             EE890699

    .  Registration in Greece                      16                         08/16/89                95194

------------------------------------------------------------------------------------------------------------------

Logo (color)
-   France                                         16, 35, 36, 38,            03/31/89             1532110
    ------
                                                   39, 41, 42

-   International Office in Geneva                 16, 35, 36, 38,            09/28/89              544178
    ------------------------------
                                                   39, 41, 42

-   National Foreign Registrations
    ------------------------------

    .  Registration in Canada                      39, 41, 42                 05/22/92               398403

    .  Registration in the US                      39, 41, 42                 07/30/91              1652620

    .  Registration in Tunisia                     39, 41, 42                 09/29/89             EE890854

    .  Registrations in the UK                     39                         03/31/89              1400212
                                                   Renewal                    03/31/96              1400212

    .  Registration in Turkey                      16                         09/29/89               116434

    .  Registration in Greece                      16                         09/29/89                95815
                                                   35, 39, 41, 42             04/22/93               113817

------------------------------------------------------------------------------------------------------------------


-   "HAVAS COMMUNICATION VOYAGES"
     ---------------------------

------------------------------------------------------------------------------------------------------------------
                Registration Type                        Classes               Date           Registration #
------------------------------------------------------------------------------------------------------------------
-   France
    ------
    .  renewed registrations                       39, 41, 42                 04/30/91              1659155

------------------------------------------------------------------------------------------------------------------

-   "FRANCE HAVAS VOYAGES"
     --------------------

-----------------------------------------------------------------------------------------------------------
                Registration Type                 Classes                Date            Registration #
-----------------------------------------------------------------------------------------------------------
-   France
    ------
    .  renewed registrations                   16, 35, 39, 41, 42       04/23/91              282121

-----------------------------------------------------------------------------------------------------------


-   "AIR HAVAS"
     ---------

-----------------------------------------------------------------------------------------------------------
                Registration Type                 Classes                Date            Registration #
-----------------------------------------------------------------------------------------------------------
-   France
    ------
    .  renewed registrations                   16, 36, 39, 41, 42       02/27/94             1262705

-----------------------------------------------------------------------------------------------------------



                                    * * * * *